QCR Holdings, Inc.

a relationship driven organization®

2014 Financial Presentation

QCR HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2013. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR Holdings, Inc.
a relationship driven organization®

Table of Contents

Investment Rationale.................. 7

Who We Are.............................. 8

Financial Information 11

Focus Areas 2014 16

Capital History and Plan............. 17

Strategic Advantages 19

Key Differentiators 20

Appendix................................ 26

QCR HOLDINGS, INC.
a relationship driven organization®

Investment Rationale

- **$2.4B asset bank holding company with critical mass in attractive and target rich markets in Iowa (80%) and Illinois (20%)**
  - Top 3 bank with 11% market share in the Quad Cities, Iowa/Illinois and Top 4 in Cedar Rapids, Iowa with 8% share
  - Quad Cities International Headquarters for John Deere, major hub for Alcoa and houses Rock Island Arsenal, the largest government owned weapons manufacturing arsenal in the U.S.
  - Cedar Rapids International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon
- **Differentiated business model with 3 charters allowing banks to customize solutions by market**
- **Additional products and services in correspondent banking, wealth management, and leasing**
  - Correspondent banking – veteran correspondent banking team with depth of product offerings
  - Wealth management division with $1.6 billion in trust accounts and $634 million in brokerage accounts that is gaining market share as bigger banks go up-market
  - Commercial leasing business with $146MM of leases and $3.6MM pre-tax income
- **Strong asset quality with NPA's / Assets of 1.2%**
- **Significant opportunity for market share gains and consolidation**
- **Trading at 1.1x TB, 8.5x Q1 2014 LTM earnings versus peers trading at 1.5x TB, 13.4x 2014E earnings**

QCR HOLDINGS, INC.

a relationship driven organization®

History of QCR Holdings, Inc.

Assets as of March 31, 2014

* De Novo

1993	Founded by Mike Bauer and Doug Hultquist - $14 million IPO
1994	Quad City Bank & Trust* – Currently $1.27 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust* – Currently $819 Million in Assets (includes Community Bank & Trust)
2005	Rockford Bank & Trust* – Currently $346 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust* – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $146 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)

QCR
HOLDINGS, INC.
a relationship driven organization*

Corporate Overview

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

SYMBOL – QCRH

$2.43 Billion in Assets

$1.49 Billion in Loans

$1.67 Billion in Deposits

13 Facilities
Quad City Bank & Trust (5)
Cedar Rapids Bank & Trust (2)
Rockford Bank & Trust (2)
m2 Lease Funds LLC (1)
Community Bank & Trust (3)

Shares Outstanding:
7.9 Million

Ownership:
Company Benefit Plans 7.8%
Institutional & Mutual Funds 13.9%
Insiders 13.8%



Baraboo
Devil's Lake State Park
West Bend
Decorah
Waunakee
Sun Prairie
Menomonee Falls
Mequon
Glendale
Middleton
Madison
Milwaukee
Mt Horeb
Fitchburg
Waukesha
New Berlin
Wyalusing Hardwood Forest State Natural Area
Stoughton
Franklin
Oak Creek
Platteville
Mukwonago Park
Mt Pleasant
Racine
Waverly
Janesville
Monroe
Kenosha
Cedar Falls
Dubuque
Beloit
Big Foot Beach State Park
Machesney Park
Apple River Canyon State Park
Freeport
Gurnee
Waukegan
Libertyville
Hickory Hills Park
Rockford
Mundelein
Arlington Heights
Mississippi Palisades State Park
Marion
Mt Vernon
Dekalb
Elgin
Schaumburg
Elmhurst
Clinton
Dixon
Sterling
Wheaton
Chicago
Naperville
Cicero
South Side
Coralville
Iowa City
Shabbona Lake State Park
Oak Lawn
Bettendorf
Davenport
Moline
Silver Springs State Park
Orland Park
Joliet
Hammond
Port Louisa National Wildlife Refuge
Muscatine
Princeton
Peru
Ottawa
Kewanee

* Data as of March 31, 2014

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	327,667	210	3,145	9,543,629	1.47 %	$ 56,994	19.71 %
Saint Louis, MO-IL	64,944	132	938	2,835,935	1.42	51,224	14.43
Omaha-Council Bluffs, NE-IA	25,868	70	341	883,619	5.05	51,810	18.17
Des Moines-West Des Moines, IA	12,553	48	225	585,247	7.53	55,247	21.49
Davenport-Moline-Rock Island, IA-IL	7,718	39	152	383,562	1.81	45,173	19.00
Peoria, IL	6,720	41	162	383,377	1.75	50,315	15.92
Rockford, IL	6,069	24	101	349,061	1.76	48,852	14.43
Cedar Rapids, IA	5,289	38	106	262,680	4.42	50,651	20.37
Champaign-Urbana, IL	4,989	33	104	235,359	2.74	47,127	16.29
Springfield, IL	4,923	27	91	212,755	2.48	50,388	13.55
Ottawa-Streator, IL	3,688	33	86	155,165	(0.49)	46,650	13.13
Iowa City, IA	3,202	21	61	155,912	7.04	52,054	19.72
Waterloo-Cedar Falls, IA	2,960	22	70	170,078	2.48	44,046	21.24
Sioux City, IA-NE-SD	2,909	30	74	143,803	1.30	43,077	20.97
Bloomington-Normal, IL	2,749	26	58	171,166	3.18	56,367	19.65
Dubuque, IA	2,444	10	41	95,669	4.47	46,149	18.69
Ames, IA	2,075	17	38	91,436	5.03	47,863	19.00
Quincy, IL-MO	1,914	20	46	77,631	0.47	41,590	17.41
Kankakee-Bradley, IL	1,879	18	43	114,329	2.15	49,731	15.24
Galesburg, IL	1,871	17	32	70,573	(0.05)	37,347	13.08
Paducah, KY-IL	1,869	15	44	99,213	1.13	38,496	14.64
Decatur, IL	1,834	14	41	111,271	0.30	42,983	17.97
Cape Girardeau-Jackson, MO-IL	1,799	17	47	97,654	3.46	39,927	23.18
Effingham, IL	1,502	11	21	34,536	0.92	45,023	14.56
Sterling, IL	1,438	16	30	58,869	(0.01)	41,101	17.39
High	327,667	210	3,145	9,543,629	7.53 %	$ 56,994	23.18 %
Low	1,438	10	21	34,536	(0.49)	$ 37,347	13.08
Medium	2,960	24	70	155,912	1.81	$ 47,127	17.97

Source SNL Financial. Deposit data as of June 30, 2013. Growth rates for the period 2012 – 2017.

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets



CAGR 1994-2013 24.03%
CAGR 1994-2007 32.26%
CAGR 2008-2013 8.32%
$2,500
$2,000
$1,500
$1,000
$500
$0
QCBT (1994)
CRBT (2001)
RB&T (2005)
CB&T (2013)
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13

IN MILLIONS OF DOLLARS

QCR HOLDINGS, INC.

a relationship driven organization®

Consolidated Balance Sheet 2009-2014

As of December 31,

	2009		2010		2011		2012		2013		2014 Q1	
	(in thousands)											
	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%
Cash, federal funds sold, and interest-bearing deposits	$71,806	4%	$143,737	8%	$100,673	5%	$110,488	5%	$114,431	5%	$111,403	5%
Securities	$370,520	21%	$424,847	23%	$565,229	29%	$602,239	29%	$697,210	29%	$707,107	29%
Net loans/leases	$1,221,815	69%	$1,152,174	63%	$1,181,956	60%	$1,267,462	61%	$1,438,832	60%	$1,469,926	61%
Other assets	$115,505	6%	$115,877	6%	$118,752	6%	$113,541	5%	$144,480	6%	$137,883	5%
TOTAL ASSETS	**$1,779,646**	**100%**	**$1,836,635**	**100%**	**$1,966,610**	**100%**	**$2,093,730**	**100%**	**$2,394,953**	**100%**	**$2,426,319**	**100%**
Noninterest-bearing deposits	$207,844	12%	$276,827	15%	$357,184	18%	$450,660	22%	$542,566	22%	$579,110	24%
Interest-bearing deposits	$881,479	50%	$837,989	46%	$848,274	43%	$923,454	44%	$1,104,425	46%	$1,092,783	45%
Total borrowings	$542,895	31%	$566,059	31%	$590,603	30%	$547,758	26%	$563,381	24%	$583,843	24%
Other liabilities	$21,833	1%	$23,189	1%	$26,116	1%	$31,424	2%	$37,004	2%	$29,226	1%
Total stockholders' equity	$125,595	7%	$132,571	7%	$144,433	7%	$140,434	7%	$147,577	6%	$141,357	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$1,779,646**	**100%**	**$1,836,635**	**100%**	**$1,966,610**	**100%**	**$2,093,730**	**100%**	**$2,394,953**	**100%**	**$2,426,319**	**100%**

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2009-2014

	2009	2010	2011	2012	2013	2014 Q1 YTD
			(in thousands)			
Net interest income	$50,662	$49,864	$54,145	$57,649	$64,105	$16,849
Non-interest income	15,547	15,406	17,462	16,621	25,814 *	4,747
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(64,433) **	(16,141)
Pre-tax pre-provision	19,272	16,721	20,614	22,011	25,486	5,455
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(5,930)	(1,094)
Income before taxes	2,296	9,257	13,998	17,640	19,556	4,361
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,618)	(472)
Net income	2,049	6,808	10,130	13,106	14,938	3,889
Less: net income attributable to non-controlling interests	277	221	438	488	-	-
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618	$14,938	$3,889
Diluted Earnings Per Share (After Preferred Dividends)	$(0.46)	$0.53	$0.92	$1.85	$2.08	$0.40

* Includes bargain purchase gain on CNB acquisition of $1.8 million and gains on CNB branch sales of $2.3 million

** Includes acquisition and data conversion costs related to CNB acquisition of $2.3 million

QCR HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Community National Bank Founded in 1997
Headquartered in Waterloo, IA

Acquired by QCRH May 13,2013

COMMUNITY NATIONAL BANK

$ 277 Million in assets

$ 246 Million in deposits

$ 191 Million in loans

8 Facilities

Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

Community National Bank Q4 2013

- Sale of Mason City Branches ($23MM loans/$55MM deposits)
- Sale of Austin Branches ($32MM loans/$36MM deposits)
- Merger of Charter into Cedar Rapids Bank & Trust

Resulting Proforma

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

$ 819 Million in assets

$ 563 Million in deposits

$ 534 Million in loans

5 Facilities

Cedar Rapids, IA (2)
Waterloo, IA (2)
Cedar Falls, IA (1)

Community National Bank "brand" continues as:

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

Q1 2014

QCR HOLDINGS, INC.

a relationship driven organization®

Stock Metrics

2009 - Q1 2014


$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
2009
2010
2011
2012
2013
Q1 2014
TBV/Share w/o AOCI
Stock Price
TBV/Share

	2009	2010	2011	2012	2013	Q1 2014
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08	$0.40

Focus Areas for Improving Shareholder Value in 2014

1. Continue to expand our Investor Relations plans
2. Grow loans / leases
3. Maintain and improve our Net Interest Margin
4. Maximize SBA/USDA gains on loan sales
5. Grow Wealth Management income
6. Improve liquidity in our stock
7. Drive down efficiency ratio as we work to achieve a 1% ROAA
8. Continue to redeem Small Business Lending Fund preferred stock

QCR HOLDINGS, INC.

a relationship driven organization®

History of Capital Raises

Oct 1993	IPO of $14M in Common Stock at $10 per share (split adjusted = $4.44 per share today).
Dec 1996	Private Placement of $1M in Preferred Stock at 9.75%
Dec 1997	Private Placement of $1.5M in Preferred Stock at 9.75%
Nov 1998	3 for 2 Common Stock Split
Jun 1999	Private Placement of $12M in Trust Preferred Securities at 9.20% (redemption of $2.5M in Preferred Stock)
Sep 2001	Private Placement of $5M in Common Stock at $11 per share (split adjusted = $7.33 per share today).
Feb 2004	Pooled Trust Preferred ($12M fixed at 6.93%, now floating at at Libor + 2.85%; $8M floating at Libor + 2.85%) (Redemption of $12M at 9.20% TRUPS)
May 2004	3 for 2 Common Stock Split
Dec 2004	Private Placement of $5M in Common Stock at $19.50 per share.
May 2005	Pooled Trust Preferred $5M floating at Libor + 1.80%
Feb 2006	Pooled Trust Preferred $10M fixed at 6.62%, now floating at Libor + 1.55%
Nov 2006	Private Placement of $13.4M in Preferred Stock at 8.00% (Series B)
Dec 2007	Private Placement of $7.5M in Preferred Stock at 9.50% (Series C)
Feb 2009	Treasury Capital Purchase Plan (TCPP) - $38.2M in Preferred Stock at 5% - 521,888 common stock warrants at $10.99
Mar 2010	Private Placement of $2.7M in Subordinated Debt at 6% – 54,000 common stock warrants at $10.00
Jun 2010	Private Placement of $25M in Preferred Stock at 7% (Series E) (redemption of $20.9M in Series B and Series C Preferred Stock)
Sep 2011	Small Business Lending Fund (SBLF) - $40.1M in Preferred Stock at 5% (redemption of $38.2M in TCPP Preferred Stock)
Nov 2011	Buy back of 521,888 TCPP Warrants at a cost of $1.1M
Jun 2012	Partial Redemption of SBLF Preferred Stock($10.2M)
May 2013	Issue 834,715 shares of Common stock for acquisition of CNB
Mar 2014	Partial Redemption of SBLF Preferred Stock ($15M)(Balance remaining $14.9M)

Capital Plan

- Continue to redeem SBLF organically.
- Continue to grow TCE organically - Series E conversion added >100bps of TCE.
- Continue to leverage non-common sources of capital to benefit common shareholders.
- Consider a capital raise for additional accretive acquisition opportunities.
- Our capital plan is consistent with the requirements of the new regulatory capital guidelines (Basel III).

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QCR HOLDINGS, INC.

a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 160 relationships to date with Total Deposits of $299MM at 3/31/14 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 3/31/14 total $64MM, or 9.2% of total loans/leases.

QCR HOLDINGS, INC.

a relationship driven organization®

Key Differentiator: Group Operations

- **Accounting** – John Oakes
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management** – John McEvoy
- **Human Resources** – Jill DeKeyser and Shellee Showalter
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Investment Management** – Rand Westlund
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of March 31, 2014: Approximately $1.59 Billion in Trust (and related) accounts and $634 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:
  - Financial Planning
  - Trust Services
  - Brokerage and RIA
  - Family Office
  - Qualified Plans
  - Asset Management
  - Estate Planning
  - Insurance
  - Core Banking and Commercial & Consumer Lending
- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

SBA Loans Originated for the Fiscal Year Ending 9/30/13

- Quad City Bank & Trust – 3rd in the state of Iowa for Iowa chartered banks (dollar volume)
- Cedar Rapids Bank & Trust – 1st in the state of Iowa for Iowa chartered banks (dollar volume)
- Rockford Bank & Trust – 18th in the state of Illinois (dollar volume)
  8th in the state of Illinois (# of loans)
  Lead bank in Illinois for approved loans to Veteran owned business

USDA Lending for Fiscal Year Ending 9/30/12*

- Cedar Rapids Bank & Trust – Leader in the state of Iowa (dollar volume)

* 2013 USDA rankings will be released May 2014

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005
- Income for m2 has grown at a 17% CAGR since 2006

	Assets (in millions)	Pre-Tax Earnings	Net Charge-offs to Leases
2006	$ 53.0	$ 875,651	0.14 %
2007	$ 68.7	$ 1,421,142	0.78 %
2008	$ 79.7	$ 784,424	0.33 %
2009	$ 90.6	$ 855,679	1.34 %
2010	$ 85.4	$ 852,741	1.01 %
2011	$ 98.8	$ 2,069,470	1.18 %
2012	$ 109.7	$ 3,367,182	0.64 %
2013	$ 136.0	$ 3,627,414	0.68 %
2014 Q1	$ 146.4	$ 953,501	0.03 %

- Key Niches:
  - Marine Equipment
  - Machinery/Machine Tools
  - Office Technology
  - Printing
  - Telecom
  - Bakery
  - Health Care

Thank You

For Your Time Today!

QCR HOLDINGS, INC.

a relationship driven organization®

Questions

QCR Holdings, Inc.

a relationship driven organization®

Appendix

QCR HOLDINGS, INC.
a relationship driven organization®

Quad City Bank & Trust

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.27 Billion (as of 3/31/14)

Population: 380,858

Market Deposits: $7.3 Billion

Top 3 bank with 10.7% market share and over $800 Million in deposits in Davenport-Moline-Rock Island MSA (50% of total deposits)

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- International Headquarters for Deere & Company
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Ranked 16th in the nation for high-tech job growth
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and Chicago)
- Top 5 Advanced Manufacturing Community (2013)

What They're Saying About the Quad Cities

CNN Money: February 2014

Davenport, Iowa is the largest of the Quad Cities metro area that straddles the Mississippi River and was recently voted the 6th most affordable small city in the United States.

QCR HOLDINGS, INC.
a relationship driven organization®

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $819 Million* (as of 3/31/14)

Population: 260,031

Market Deposits: $4.7 Billion

Top 4 bank with 7.9% market share and over $400 Million in deposits in Cedar Rapids MSA (25% of total deposits)

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings, Cedar Rapids

- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA
- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- Top 10 Fourth Economy Community *(Fourth Economy Consulting, Dec 2012)*
- America's Best Cities on the Rise *(Smarter Travel, Sept 2012)*
- Best Places for Business & Careers *(33 of 200) (Forbes, Jun 2012)*
- Aaa Bond Rating *(Moody's, May 2013)*
- Home to 3 of the Top 10 High Schools in the state *(US News Oct. 2013)*
- Top city in Iowa for "Liveability" and 29th in the country.
- Top 10 Healthiest Small Cities *(Daily Finance, Feb. 2014)*

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

* Includes the assets of Community Bank & Trust

QCR HOLDINGS, INC.

a relationship driven organization®

Rockford Bank & Trust

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $346 Million (as of 3/31/14)

Population: 350,095 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Top 10 bank with 4.0% market share and over $200 Million in deposits in Rockford MSA (15% of total deposits)

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

National & State Rankings, Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city
- Top 20 "Best Cities for Manufacturing Jobs"
- 6th highest concentration of Aerospace production employmennt in the U.S.

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*
"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

QCR HOLDINGS, INC.

a relationship driven organization®

Waterloo-Cedar F

Community Bank & Trust

COMMUNITY BANK & TRUST

A DIVISION OF CEDAR RAPIDS BANK & TRUST

Stacey J. Bentley, President & CEO

Assets: $165 Million (as of 3/31/14)

Population: 168,757

Market Deposits: $3.57 Billion

Top 10 bank with 5.0% market share and over $140 Million in deposits in Cedar Rapids MSA (9% of total deposits)

Major Employers

John Deere
Wheaton Franciscan Healthcare
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

National & State Rankings, Waterloo-Cedar Falls

- Waterloo-Cedar Falls is a Blue Zones Demonstration Community
- Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite.
- Waterloo is one of 21 metro areas in the nation that are in a state of steady expansion *(Moody's June 2012)*
- Waterloo-Cedar Falls ranks 4th of most liveable bargain markets in the U.S. *(msn.com 2011)*
- The University of Northern Iowa is ranked 2nd in the "Best Regional Universities Midwest" category for public universities *(US News & World Reports, 2013)*

What They're Saying About Waterloo-Cedar Falls

Princeton Review – October 9, 2012: The University of Northern Iowa College of Business Administration holds the highest possible accreditation for business schools worldwide and has been listed among the Princeton Review's Best Business Schools in the World for seven consecutive years.

* Assets also included in the total for Cedar Rapids Bank & Trust

QCR HOLDINGS, INC.

a relationship driven organization®

Loan Portfolio Composition
March 31, 2014

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 442.4	30 %
Non Owner Occupied Commercial Real Estate	354.5	24
Owner Occupied Commercial Real Estate	269.5	18
Residential Real Estate	148.9	10
Direct Financing Leases	140.0	9
Installment and Other Consumer	76.8	5
Commercial Construction/Land Development	55.2	4
	$ 1,487.3	100 %

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Heartland Financial USA, Inc.	HTLF	1.50
Great Southern Bancorp, Inc.	GSBC	3.87
First Busey Corporation	BUSE	0.93
Enterprise Financial Services Corp	EFSC	1.39
First Financial Corporation	THFF	1.58
Lakeland Financial Corporation	LKFN	1.31
MainSource Financial Group, Inc.	MSFG	1.05
CoBiz Financial Inc.	COBZ	1.79
S.Y. Bancorp, Inc.	SYBT	1.18
Hills Bancorporation*	HBIA	1.19
West Suburban Bancorp, Inc.*	WNRP	3.82
German American Bancorp, Inc.	GABC	0.55
Bank of Kentucky Financial Corporation	BKYF	1.59
MidWestOne Financial Group, Inc.	MOFG	1.08
Horizon Bancorp	HBNC	1.27
First Mid-Illinois Bancshares, Inc.	FMBH	0.67
Macatawa Bank Corporation	MCBC	7.01
West Bancorporation, Inc.	WTBA	0.73
Mercantile Bank Corporation	MBWM	2.79
First Business Financial Services, Inc.	FBIZ	1.31
AVERAGE:	-	**1.83**
MEDIAN:	-	**1.31**
QCR HOLDINGS, INC.	**QCRH**	**1.25**

Source: SNL Financial 12/31/13

NPAs / TOTAL ASSETS


QCRH
Median
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12
4Q'13

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle

	NCOs 2008-2013 Q4 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2013 Q4 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	40,446	1,100,392	3.68%	1,458,921	2.77%
Quad City Bank and Trust Company	18,830	636,711	2.96%	684,536	2.75%
Cedar Rapids Bank and Trust Company	10,951	289,139	3.79%	524,640	2.09%
Rockford Bank and Trust Company	10,366	127,179	8.15%	251,401	4.12%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	139,709	2,276,582	6.14%	3,502,701	3.99%
Great Southern Bancorp, Inc.	205,558	1,838,854	11.18%	2,479,646	8.29%
First Busey Corporation	430,743	3,030,802	14.21%	3,243,375	13.28%
Enterprise Financial Services Corp	119,778	1,641,432	7.30%	2,307,157	5.19%
First Financial Corporation	49,225	1,440,690	3.42%	1,890,716	2.60%
Lakeland Financial Corporation	38,709	1,523,720	2.54%	2,535,098	1.53%
MainSource Financial Group, Inc.	126,954	1,693,678	7.50%	1,995,148	6.36%
CoBiz Financial Inc.	154,196	1,846,327	8.35%	2,084,359	7.40%
S.Y. Bancorp, Inc.	43,872	1,202,208	3.65%	1,721,394	2.55%
Hills Bancorporation	30,477	1,372,304	2.22%	1,826,798	1.67%
West Suburban Bancorp, Inc.	57,806	1,235,548	4.68%	1,247,411	4.63%
German American Bancorp, Inc.	15,987	867,721	1.84%	1,382,382	1.16%
Bank of Kentucky Financial Corporation	47,824	949,714	5.04%	1,249,645	3.83%
MidWestOne Financial Group, Inc.	33,114	401,554	8.25%	1,111,772	2.98%
Horizon Bancorp	37,250	888,852	4.19%	1,190,717	3.13%
First Mid-Illinois Bancshares, Inc.	11,700	746,187	1.57%	982,290	1.19%
Macatawa Bank Corporation	130,809	1,750,632	7.47%	1,774,063	7.37%
West Bancorporation, Inc.	42,619	983,565	4.33%	1,100,735	3.87%
Mercantile Bank Corporation	111,593	1,797,954	6.21%	1,855,768	6.01%
First Business Financial Services, Inc.	23,054	781,487	2.95%	980,951	2.35%
Peer Median	**48,525**	**1,406,497**	**4.86%**	**1,800,431**	**3.85%**
Peer Average	**92,549**	**1,413,491**	**5.65%**	**1,823,106**	**4.47%**

Source: SNL Financial. Data as of December 31, 2013

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Source: 12/31/13 and 3/31/14 FTN Financial Report

Snapshot – As of 12.31.13

Par Value (000s)	709,608
Book Value (000s)	718,156
Market Value (000s)	689,583
Unrealized Gain/Loss (000s)	(28,573)
Aggregate Gains (000s)	2,260
Aggregate Losses (000s)	(30,833)
Gain/Loss as Percent of Book Value	-4.0 %
Yield (Projected Speeds)	2.60 %
Yield (1 month CPR)	2.62 %
Average life (Projected Speeds)	5.3
Percent in Amortizing Securities	22 %
Duration	4.7
Percent AFS	80 %

Sector Review – As of 12.31.13

	Book Value	% Total	Gain/Loss	Book Yield	PROJECTED Reprice Term
Agency (Fixed)	376,454	52 %	(20,108)	1.73	4.2
CMO (Fixed)	28,206	4 %	45	2.56	3.4
Corporate (Fixed)	1,170	0 %	1	3.99	6.2
Corporate (Float)	242	0 %	10	3.52	0.2
MBS (Fixed)	126,728	18 %	(2,730)	2.29	4.9
MBS (Float)	1,900	0 %	(15)	0.97	2.6
Municipal – Tax Exempt	171,743	24 %	(5,462)	4.73	8.2
Municipal – Taxable	8,473	1 %	(313)	3.33	7.2
SBA (fixed)	323	0 %	(2)	1.90	2.5
SBA (Float)	916	0 %	1	1.08	0.3
TOTAL	**718,156**	**100 %**	**(28,573)**	**2.60**	**5.3**

Snapshot – As of 3.31.14

Par Value (000s)	711,894
Book Value (000s)	719,608
Market Value (000s)	702,446
Unrealized Gain/Loss (000s)	(17,162)
Aggregate Gains (000s)	2,865
Aggregate Losses (000s)	(20,027)
Gain/Loss as Percent of Book Value	-2.4 %
Yield (Projected Speeds)	2.68 %
Yield (1 month CPR)	2.72 %
Average life (Projected Speeds)	5.2
Percent in Amortizing Securities	22 %
Duration	4.6
Percent AFS	78 %

Sector Review – As of 3.31.14

	Book Value	% Total	Gain/Loss	Book Yield	PROJECTED Reprice Term
Agency (Fixed)	363,782	51 %	(13,564)	1.74	3.7
CMO (Fixed)	32,789	5 %	170	2.51	3.7
Corporate (Fixed)	1,170	0 %	(1)	4.00	5.9
Corporate (Float)	242	0 %	9	3.29	0.2
MBS (Fixed)	123,596	17 %	(1,375)	2.30	4.8
MBS (Float)	1,787	0 %	(17)	1.03	2.3
Municipal – Tax Exempt	186,621	26 %	(2,200)	4.78	8.7
Municipal – Taxable	8,454	1 %	(183)	3.33	6.9
SBA (fixed)	286	0 %	0	2.11	2.5
SBA (Float)	881	0 %	(2)	1.19	0.3
TOTAL	**719,608**	**100 %**	**(17,162)**	**2.68**	**5.2**

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Wholesale Funding

	March 31, 2014	December 31, 2013
	(dollar amounts in thousands)	
Brokered time deposits	$ 79,382	$ 61,930
Federal Home Loan Bank advances	235,700	231,350
Structured repurchase agreements	130,000	130,000
Total Wholesale Funding	**$ 445,082**	**$ 423,280**

	March 31, 2014		December 31, 2013	
Maturity:	Amount Due	Weighted Average Interest Rate at Quarter-End	Amount Due	Weighted Average Interest Rate at Year-End
Year ending December 31:	*(dollar amounts in thousands)*			
2014	$ 127,323	0.58 %	$ 110,521	1.24 %
2015	46,000	1.82 %	41,000	2.00 %
2016	48,642	3.63 %	48,642	3.63 %
2017	43,075	3.43 %	43,075	3.43 %
2018	58,042	3.47 %	58,042	3.47 %
Thereafter	122,000	3.33 %	122,000	3.33 %
Total Wholesale Funding	**$ 445,082**	**2.45%**	**$ 423,280**	**2.72 %**



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Back Row *(standing)*

Rand Westlund
John McEvoy
Charlie Bullock
Larry Helling
Doug Hultquist
Tom Budd
Bill Tank
Todd Gipple
John Rodriguez

Front Row *(seated)*

John Engelbrecht
Shawna Graham
John Anderson
Cathie Whiteside
Jill DeKeyser
Michael Wyffels

NOT PICTURED

Stacey Bentley
Rich Couch

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.

QCR HOLDINGS, INC.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
36 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
28 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
27 Years in Banking/Financial Services

STACEY J. BENTLEY
President and Chief Executive Officer,
Community Bank & Trust
34 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
27 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
42 Years in Banking/Financial Services

RICH W. COUCH
President and Chief Executive Officer
m2 Lease Funds, LLC
26 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
10 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
39 Years in Banking/Financial Services

SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President,
Director of Risk Management
25 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings, Inc.
34 Years in Banking/Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
37 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services
31 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
35 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
26 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy, Human Resources and Branding
6 Years in Banking/Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
24 Years in Banking/Financial Services

QCR HOLDINGS, INC.
a relationship driven organization®

Notes

3551 7th Street
Moline, Illinois 61265

www.qcrh.com

QCR Holdings, Inc.

a relationship driven organization®